                                                               Exhibit 99.3

                         [LOGO OF GREENPOINT CREDIT]

   GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
   ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

 This collateral and bond information supersedes the information in all prior collateral term sheets.



              Approximate
              Class Size                        Expected Ratings
 Class          ($ MM)/       Tranche Type       (Moody's/S&P)
-----------------------------------------------------------------
A-1          $143.500        Fixed Sequential       Aaa/AAA
-----------------------------------------------------------------
A-2          $125.500        Fixed Sequential       Aaa/AAA
-----------------------------------------------------------------
A-3          $ 91.000        Fixed Sequential       Aaa/AAA
-----------------------------------------------------------------
A-4 /(2)/    $ 75.000        Fixed Sequential       Aaa/AAA
-----------------------------------------------------------------
A-5 /(2)/    $196.659        Fixed Sequential       Aaa/AAA
             --------
-----------------------------------------------------------------
             $631.659
-----------------------------------------------------------------

                        Approximate         Principal:         Last Scheduled
                          Average          First - Last /       Distribution       Day        Settlement         Delay
 Class                   Life /(1)/        Window (mos.)         Date /(3)/       Count    Convention /(4)/       Days
-------------------------------------------------------------------------------------------------------------------------
A-1                   1.10 yrs. / MAT        1-26 / 26            12/15/09       30/360       24 days A.I.         14
-------------------------------------------------------------------------------------------------------------------------
A-2                   3.10 yrs. / MAT       26-50 / 25             8/15/15       30/360       24 days A.I.         14
-------------------------------------------------------------------------------------------------------------------------
A-3                   5.10 yrs. / MAT       50-74 / 25            11/15/18       30/360       24 days A.I.         14
-------------------------------------------------------------------------------------------------------------------------
A-4 /(2)/             7.10 yrs. / MAT       74-99 / 26             2/15/22       30/360       24 days A.I.         14
-------------------------------------------------------------------------------------------------------------------------
A-5 /(2)/           12.15 yrs. / CALL      99-177 / 79             8/15/29       30/360       24 days A.I.         14
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

/(1)/ Bond sizes are approximate, subject to a permitted variance of plus or minus 5%; Class A-5 will be priced to 10% Optional Termination.

/(2)/ Bonds subject to a maximum rate equal to the "Weighted Average Net
      Contract Rate" of the contracts; see below - to be confirmed at pricing.

/(3)/ Last Scheduled Distribution Date is defined as: for Class A-1 through A-4, such distribution date assuming 0% MHP, and for Class A-5 as the 6/th/ distribution date following the month of the latest contract maturity date in the contract pool.

/(4)/ The first monthly Distribution Date will be March 15, 1999. The Class A
      Certificates record date for the first Distribution Date will be February 26, 1999, and thereafter will be the last business day of the month preceding a Distribution Date.



-------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


                                SUMMARY OF TERMS


Seller and Servicer:       GreenPoint Credit Corp.


Trustee:                   The First National Bank of Chicago.


Underwriters:              Bear Stearns & Co. Inc. (lead manager), Credit Suisse
                           First Boston, NationsBanc Montgomery Securities LLC
                           (co-managers).

Cut-off Date:              January 31, 1999.

Contract Pool:             16,667 fixed rate contracts with a principal balance
                           of approximately $631,659,215 as of the Cut-off Date
                           (the "Contract Pool" or the "Contracts").

Certificates:              Class A-1, Class A-2, Class A-3, Class A-4 and Class
                           A-5.

Credit Enhancement:  Surety Bond: The required monthly payments of interest and scheduled principal are unconditionally guaranteed to the holders of all classes of offered certificates by MBIA Insurance Corporation.


Pricing Prepayment Speed:  200% MHP will be applied for pricing purposes. 100%
                           MHP describes prepayments starting at prepayment rates of 3.7% per annum of the then unpaid principal balance of such Contracts in the first month of the life of the Contracts and an additional 0.1% per annum in each month thereafter until the 24/th/ month. Beginning in the 24/th/ month and in each month thereafter during the life of the Contracts, 100% of the Prepayment Model assumes a constant prepayment rate of 6.00% per annum.


Pricing Date:              [February 18, 1999].


Expected Settlement:       [February 25, 1999], through DTC [and Euroclear or
                           CEDEL - t.b.d.].


Minimum Denominations:     Offered in minimum denominations of $50,000 each and
                           multiples of $1,000 in excess thereof.


Settlement Conventions:    30/360, with 24 days accrued interest, 14 day delay.


Record Date:        The record date for the first Distribution Date will be
                           February 26, 1999, and thereafter will be the last business day of the month preceding a Distribution Date.


Distribution Dates:        The 15th of each month, beginning March 1999.


Distributions of Interest With respect to each Distribution Date, the Class A
                           Certificates will accrue interest for each Distribution Date at 1/12th of the related pass-through rate on the related principal balance immediately prior to such Distribution Date. The interest period for the Class A Certificates for each Distribution Date is the calendar month preceding such Distribution Date.

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


                            SUMMARY OF TERMS (CONT.)


[Class A-4 Pass-Through Rate
The Class A-4 Pass-Through Rate will be the lesser of (i) [ ]% per annum and
                           (ii) the Weighted Average Net Contract Rate of the Contracts. The "Weighted Average Net Contract Rate" for any Distribution Date shall equal the per annum rate equal to the average of the Net Contract Rates of the Contracts as of the first day of the related Collection Period, weighted on the basis of the Scheduled Principal Balances of the Contracts on the first day of the related Collection Period to be confirmed at pricing.]


Class A-5 Pass-Through Rate
The Class A-5 Pass-Through Rate will be the lesser of (i) [ ]% per annum and
                           (ii) the Weighted Average Net Contract Rate of the Contracts. The "Weighted Average Net Contract Rate" for any Distribution Date shall equal the per annum rate equal to the average of the Net Contract Rates of the Contracts as of the first day of the related Collection Period, weighted on the basis of the Scheduled Principal Balances of the Contracts on the first day of the related Collection Period.

Distributions of interest
and principal:
                           Class A Certificates, on the 15th of the month:
                           Interest:

                           i) interest accrued on the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 Certificates at the respective Pass-Through Rates, distributed concurrently on each Distribution Date;

                           ii) unpaid interest together with interest thereon at the respective Pass-Through Rates from the due date will be paid in subsequent periods as available;

                           [iii) the Class A-4 Pass-Through Rate is subject to a maximum rate equal to the weighted average of the Contract Rate on each contract in the Contract Pool minus the Monthly Servicing Fee Rate.]

                           iv) the Class A-5 Pass-Through Rate is subject to a maximum rate equal to the weighted average of the Contract Rate on each contract in the Contract Pool minus the Monthly Servicing Fee Rate.


                           Principal:
                           Principal of the Class A Certificates will be paid sequentially until each bond principal balance is reduced to zero in the following order:
                           i) Class A-1 until its principal balance is reduced to zero, then;
                           ii) Class A-2 until its principal balance is reduced to zero, then;
                           iii) Class A-3 until its principal balance is reduced to zero, then;
                           iv) Class A-4 until its principal balance is reduced to zero; then;
                           v) Class A-5 until its principal balance is reduced to zero.


                           Order of Distributions:

                           i) first, concurrently to the Class A
                           Certificateholders, the interest at the respective Pass-Through Rates as described in Interest above;
                           ii) second, the Formula Principal Distribution Amount in the order of priority listed in Principal above;
                           iii) third, amounts, if any, required to be deposited into the Special Account;
                           iv) fourth, any remaining available funds to the holder of the Class R Certificate.


--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


                            SUMMARY OF TERMS (CONT.)


Allocation of Losses:  A loss is realized on a contract when the Servicer determines that it has received all amounts it expects to recover from that contract and that amount of recovery is less than the sum of the outstanding principal balance of the contract and the accrued and unpaid interest thereon. If there is a default by MBIA Insurance Corporation under the certificate insurance policy, losses on contracts will be allocated to the certificates.


Advances:   For any month, if the Servicer receives a payment on a contract that is less than the full scheduled payment or receives no payment, the Servicer will advance its own funds to cover any shortfalls in payments of principal and interest due to the Class A Certificates. However, advances will not exceed the delinquent contract payments and the Servicer will only make advances if it determines that such advances will be recoverable from future payments or collections on that contract.


Optional Termination /
Termination Auction:
         On any Distribution Date after the Distribution Date on which the Pool
                           Scheduled Balance is less than 10% of the Cut-off Pool Principal Balance, the Servicer will have the option to repurchase all outstanding contracts, or the Servicer may also direct the Trustee to conduct a termination auction.


Tax Status:                REMIC election.


Ratings: The offered certificates are required to receive the ratings of "AAA" by Standard & Poor's Ratings Services and "Aaa" by Moody's Investors Service, Inc.


ERISA Eligibility:         Expected for all of the offered certificates.


SMMEA Eligibility:         Expected for all of the offered certificates.



-------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


                               SENSITIVITY TABLES

Class A-I (to maturity)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                       6.35        1.38        1.22        1.10        0.92        0.85
Modified Duration (years)                  4.99        1.27        1.14        1.03        0.86        0.80
First Principal Payment                03/15/99    03/15/99    03/15/99    03/15/99    03/15/99    03/15/99
Last Principal Payment                 12/15/09    10/15/01    07/15/01    04/15/01    12/15/00    10/15/00
Principal Lockout (months)                    0           0           0           0           0           0
Principal Window (months)                   130          32          29          26          22          20
Illustrative Yield @ Par (30/360)          5.81%       5.67%       5.65%       5.63%       5.59%       5.57%
--------------------------------------------------------------------------------------------------------------

Class A-2 (to maturity)
--------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      13.56        3.93        3.46        3.10        2.57        2.36
Modified Duration (years)                  9.02        3.39        3.03        2.74        2.31        2.14
First Principal Payment                12/15/09    10/15/01    07/15/01    04/15/01    12/15/00    10/15/00
Last Principal Payment                 08/15/15    06/15/04    10/15/03    04/15/03    08/15/02    04/15/02
Principal Lockout (months)                  129          31          28          25          21          19
Principal Window (months)                    69          33          28          25          21          19
Illustrative Yield @ Par (30/360)          6.00%       5.96%       5.95%       5.94%       5.92%       5.92%
--------------------------------------------------------------------------------------------------------------

Class A-3 (to maturity)
--------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      18.16        6.46        5.71        5.10        4.20        3.85
Modified Duration (years)                 10.73        5.19        4.69        4.26        3.60        3.34
First Principal Payment                08/15/15    06/15/04    10/15/03    04/15/03    08/15/02    04/15/02
Last Principal Payment                 11/15/18    11/15/06    12/15/05    04/15/05    03/15/04    10/15/03
Principal Lockout (months)                  197          63          55          49          41          37
Principal Window (months)                    40          30          27          25          20          19
Illustrative Yield @ Par (30/360)          6.08%       6.06%       6.06%       6.05%       6.04%       6.04%
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                          [LOGO OF GREENPOINT CREDIT]

   GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
   ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.

                               SENSITIVITY TABLES

Class A-4 (to maturity)
--------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      21.38        8.92        7.92        7.10        5.85        5.37
Modified Duration (years)                 11.32        6.59        6.03        5.54        4.73        4.41
First Principal Payment                11/15/18    11/15/06    12/15/05    04/15/05    03/15/04    10/15/03
Last Principal Payment                 02/15/22    05/15/09    04/15/08    05/15/07    12/15/05    05/15/05
Principal Lockout (months)                  236          92          81          73          60          55
Principal Window (months)                    40          31          29          26          22          20
Illustrative Yield @ Par (30/360)          6.45%       6.44%       6.43%       6.43%       6.42%       6.42%
--------------------------------------------------------------------------------------------------------------

Class A-5 (to 10% call)
--------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      26.18       14.82       13.40       12.15       10.18        9.39
Modified Duration (years)                 11.98        9.03        8.50        7.99        7.09        6.70
First Principal Payment                02/15/22    05/15/09    04/15/08    05/15/07    12/15/05    05/15/05
Last Principal Payment                 12/15/26    12/15/16    05/15/15    11/15/13    07/15/11    08/15/10
Principal Lockout (months)                  275         122         109          98          81          74
Principal Window (months)                    59          92          86          79          68          64
Illustrative Yield @ Par (30/360)          6.76%       6.76%       6.75%       6.75%       6.75%       6.75%
--------------------------------------------------------------------------------------------------------------

Class A-5 (to maturity)
--------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      26.51       16.22       14.83       13.60       11.55       10.69
Modified Duration (years)                 12.03        9.37        8.88        8.41        7.56        7.17
First Principal Payment                02/15/22    05/15/09    04/15/08    05/15/07    12/15/05    05/15/05
Last Principal Payment                 11/15/28    11/15/28    11/15/28    11/15/28    11/15/28    11/15/28
Principal Lockout (months)                  275         122         109          98          81          74
Principal Window (months)                    82         235         248         259         276         283
Illustrative Yield @ Par (30/360)          6.76%       6.76%       6.75%       6.75%       6.75%       6.75%
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Thsi memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


                                DECREMENT TABLES

                                                          Class A-1
                          ----------------------------------------------------------
                     % MHP                    0%   150%   175%   200%   250%   275%
------------------------------------------------------------------------------------
Payment Date
------------
       Intitial Percentage                   100    100    100    100    100    100
                   2/15/00                    95     65     60     55     45     40
                   2/15/01                    89     25     15      5      0      0
                   2/15/02                    82      0      0      0      0      0
                   2/15/03                    75      0      0      0      0      0
                   2/15/04                    67      0      0      0      0      0
                   2/15/05                    58      0      0      0      0      0
                   2/15/06                    48      0      0      0      0      0
                   2/15/07                    37      0      0      0      0      0
                   2/15/08                    25      0      0      0      0      0
                   2/15/09                    11      0      0      0      0      0
                   2/15/10                     0      0      0      0      0      0
                   2/15/11                     0      0      0      0      0      0
                   2/15/12                     0      0      0      0      0      0
                   2/15/13                     0      0      0      0      0      0
                   2/15/14                     0      0      0      0      0      0
                   2/15/15                     0      0      0      0      0      0
                   2/15/16                     0      0      0      0      0      0
                   2/15/17                     0      0      0      0      0      0
                   2/15/18                     0      0      0      0      0      0
                   2/15/19                     0      0      0      0      0      0
                   2/15/20                     0      0      0      0      0      0
                   2/15/21                     0      0      0      0      0      0
                   2/15/22                     0      0      0      0      0      0
                   2/15/23                     0      0      0      0      0      0
                   2/15/24                     0      0      0      0      0      0
                   2/15/25                     0      0      0      0      0      0
                   2/15/26                     0      0      0      0      0      0
                   2/15/27                     0      0      0      0      0      0
                   2/15/28                     0      0      0      0      0      0
                   2/15/29                     0      0      0      0      0      0
Weighted Average Life (in years)             6.4    1.4    1.2    1.1    0.9    0.8
(to maturity)



-------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                         Certificates, Series 1999-1
                         ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


                                DECREMENT TABLES



                                                     Class A-2
                                       --------------------------------------
                      % MHP              0%   150%   175%   200%   250%   275%
-----------------------------------------------------------------------------
Payment Date
       Intitial Percentage             100    100    100    100    100    100
            2/15/00                    100    100    100    100    100    100
            2/15/01                    100    100    100    100     84     73
            2/15/02                    100     85     69     53     23      8
            2/15/03                    100     46     26      7      0      0
            2/15/04                    100     10      0      0      0      0
            2/15/05                    100      0      0      0      0      0
            2/15/06                    100      0      0      0      0      0
            2/15/07                    100      0      0      0      0      0
            2/15/08                    100      0      0      0      0      0
            2/15/09                    100      0      0      0      0      0
            2/15/10                     96      0      0      0      0      0
            2/15/11                     77      0      0      0      0      0
            2/15/12                     56      0      0      0      0      0
            2/15/13                     42      0      0      0      0      0
            2/15/14                     26      0      0      0      0      0
            2/15/15                      8      0      0      0      0      0
            2/15/16                      0      0      0      0      0      0
            2/15/17                      0      0      0      0      0      0
            2/15/18                      0      0      0      0      0      0
            2/15/19                      0      0      0      0      0      0
            2/15/20                      0      0      0      0      0      0
            2/15/21                      0      0      0      0      0      0
            2/15/22                      0      0      0      0      0      0
            2/15/23                      0      0      0      0      0      0
            2/15/24                      0      0      0      0      0      0
            2/15/25                      0      0      0      0      0      0
            2/15/26                      0      0      0      0      0      0
            2/15/27                      0      0      0      0      0      0
            2/15/28                      0      0      0      0      0      0
            2/15/29                      0      0      0      0      0      0
Weighted Average Life (in years)      13.6    3.9    3.5    3.1    2.6    2.4
(to maturity)



-------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                         [LOGO FOR GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


                                DECREMENT TABLES

                                                      Class A-3
                          ----------------------------------------------------
                     % MHP               0%   150%   175%   200%   250%   275%
------------------------------------------------------------------------------
     Payment Date
     ------------
       Intitial Percentage              100    100    100    100    100    100
                   2/15/00              100    100    100    100    100    100
                   2/15/01              100    100    100    100    100    100
                   2/15/02              100    100    100    100    100    100
                   2/15/03              100    100    100    100     61     38
                   2/15/04              100    100     82     53      1      0
                   2/15/05              100     68     35      4      0      0
                   2/15/06              100     27      0      0      0      0
                   2/15/07              100      0      0      0      0      0
                   2/15/08              100      0      0      0      0      0
                   2/15/09              100      0      0      0      0      0
                   2/15/10              100      0      0      0      0      0
                   2/15/11              100      0      0      0      0      0
                   2/15/12              100      0      0      0      0      0
                   2/15/13              100      0      0      0      0      0
                   2/15/14              100      0      0      0      0      0
                   2/15/15              100      0      0      0      0      0
                   2/15/16               85      0      0      0      0      0
                   2/15/17               56      0      0      0      0      0
                   2/15/18               24      0      0      0      0      0
                   2/15/19                0      0      0      0      0      0
                   2/15/20                0      0      0      0      0      0
                   2/15/21                0      0      0      0      0      0
                   2/15/22                0      0      0      0      0      0
                   2/15/23                0      0      0      0      0      0
                   2/15/24                0      0      0      0      0      0
                   2/15/25                0      0      0      0      0      0
                   2/15/26                0      0      0      0      0      0
                   2/15/27                0      0      0      0      0      0
                   2/15/28                0      0      0      0      0      0
                   2/15/29                0      0      0      0      0      0
Weighted Average Life (in years)      18.2     6.5    5.7    5.1    4.2    3.9
(to maturity)



-------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                          [LOGO OF GREENPOINT CREDIT]

   GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
   ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

 This collateral and bond information supersedes the information in all prior collateral term sheets.


                               DECREMENT TABLES

                                                    Class A-4
                          ----------------------------------------------------
                     % MHP              0%   150%   175%   200%   250%   275%
------------------------------------------------------------------------------
Payment Date
------------
       Intitial Percentage             100    100    100    100    100    100
                   2/15/00             100    100    100    100    100    100
                   2/15/01             100    100    100    100    100    100
                   2/15/02             100    100    100    100    100    100
                   2/15/03             100    100    100    100    100    100
                   2/15/04             100    100    100    100    100     72
                   2/15/05             100    100    100    100     40     11
                   2/15/06             100    100     91     53      0      0
                   2/15/07             100     87     45      8      0      0
                   2/15/08             100     45      4      0      0      0
                   2/15/09             100      7      0      0      0      0
                   2/15/10             100      0      0      0      0      0
                   2/15/11             100      0      0      0      0      0
                   2/15/12             100      0      0      0      0      0
                   2/15/13             100      0      0      0      0      0
                   2/15/14             100      0      0      0      0      0
                   2/15/15             100      0      0      0      0      0
                   2/15/16             100      0      0      0      0      0
                   2/15/17             100      0      0      0      0      0
                   2/15/18             100      0      0      0      0      0
                   2/15/19              90      0      0      0      0      0
                   2/15/20              62      0      0      0      0      0
                   2/15/21              31      0      0      0      0      0
                   2/15/22               0      0      0      0      0      0
                   2/15/23               0      0      0      0      0      0
                   2/15/24               0      0      0      0      0      0
                   2/15/25               0      0      0      0      0      0
                   2/15/26               0      0      0      0      0      0
                   2/15/27               0      0      0      0      0      0
                   2/15/28               0      0      0      0      0      0
                   2/15/29               0      0      0      0      0      0
Weighted Average Life (in years)      21.4    8.9    7.9    7.1    5.9    5.4
(to maturity)




-------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                         [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                       Certificates, Series 1999-1
                       ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


                                DECREMENT TABLES

                                                        Class A-5
                  ------------------------------------------------------------------
            % MHP                       0%    150%    175%    200%    250%    275%
------------------------------------------------------------------------------------
    Payment Date
    ------------
      Intitial Percentage              100     100     100     100     100     100
                   2/15/00             100     100     100     100     100     100
                   2/15/01             100     100     100     100     100     100
                   2/15/02             100     100     100     100     100     100
                   2/15/03             100     100     100     100     100     100
                   2/15/04             100     100     100     100     100     100
                   2/15/05             100     100     100     100     100     100
                   2/15/06             100     100     100     100      95      85
                   2/15/07             100     100     100     100      79      69
                   2/15/08             100     100     100      88      65      56
                   2/15/09             100     100      87      74      53      45
                   2/15/10             100      90      75      63      43      36
                   2/15/11             100      77      64      52      35      28
                   2/15/12             100      67      54      43      28      22
                   2/15/13             100      58      46      37      23      18
                   2/15/14             100      50      39      31      18      14
                   2/15/15             100      43      33      26      15      11
                   2/15/16             100      37      28      21      12       9
                   2/15/17             100      31      23      17       9       7
                   2/15/18             100      26      19      14       7       5
                   2/15/19             100      21      15      11       5       4
                   2/15/20             100      18      12       9       4       3
                   2/15/21             100      14      10       7       3       2
                   2/15/22              99      12       8       5       2       2
                   2/15/23              85       9       6       4       2       1
                   2/15/24              71       7       5       3       1       1
                   2/15/25              58       5       3       2       1       1
                   2/15/26              44       4       2       1       1       0
                   2/15/27              29       2       1       1       0       0
                   2/15/28              13       1       1       0       0       0
                   2/15/29               0       0       0       0       0       0
Weighted Average Life (in years)      26.5    16.2    14.8    13.6    11.5    10.7
(to maturity)



-------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.

                                DECREMENT TABLES

                                                                Class A-5 (to 10% call)
                             ---------------------------------------------------------------------
                       % MHP                              0%    150%    175%    200%    250%   275%
---------------------------------------------------------------------------------------------------
     Payment Date
     ------------

         Intitial Percentage                             100     100     100     100     100    100
                     2/15/00                             100     100     100     100     100    100
                     2/15/01                             100     100     100     100     100    100
                     2/15/02                             100     100     100     100     100    100
                     2/15/03                             100     100     100     100     100    100
                     2/15/04                             100     100     100     100     100    100
                     2/15/05                             100     100     100     100     100    100
                     2/15/06                             100     100     100     100      95     85
                     2/15/07                             100     100     100     100      79     69
                     2/15/08                             100     100     100      88      65     56
                     2/15/09                             100     100      87      74      53     45
                     2/15/10                             100      90      75      63      43     36
                     2/15/11                             100      77      64      52      35      0
                     2/15/12                             100      67      54      43       0      0
                     2/15/13                             100      58      46      37       0      0
                     2/15/14                             100      50      39       0       0      0
                     2/15/15                             100      43      33       0       0      0
                     2/15/16                             100      37       0       0       0      0
                     2/15/17                             100       0       0       0       0      0
                     2/15/18                             100       0       0       0       0      0
                     2/15/19                             100       0       0       0       0      0
                     2/15/20                             100       0       0       0       0      0
                     2/15/21                             100       0       0       0       0      0
                     2/15/22                              99       0       0       0       0      0
                     2/15/23                              85       0       0       0       0      0
                     2/15/24                              71       0       0       0       0      0
                     2/15/25                              58       0       0       0       0      0
                     2/15/26                              44       0       0       0       0      0
                     2/15/27                               0       0       0       0       0      0
                     2/15/28                               0       0       0       0       0      0
                     2/15/29                               0       0       0       0       0      0
Weighted Average Life (in years)                        26.2    14.8    13.4    12.1    10.2    9.4
(to 10% call)




-------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


                               Collateral Summary

  Collateral statistics are based on the Contract Pool as of 1/31/99 ("Cut-off
                                    Date").


Total Outstanding Balance:     $631,659,215.51

Number of Loans:               16,667

Average Remaining Balance:     $37,898.79

Amortization Method:           100%  fully amortizing

WA Gross Coupon:               9.419%  (range: 4.75% - 14.75%)

WA Original Term:              310.4 months (range: 12 - 360 months)

WA Remaining Term              308.1 months (range: 8 - 360 months)

WA Seasoning:                  2.29 months

Original LTV Ratio:            88.25%  (range: 11.45% - 95.46%)

New / Used                     81.53%  New / 18.46% Used

Land Home Contracts            22.94%  (includes Land in Lieu)

Geographic Distribution:       TX (9.40%), GA (8.81%), NC (7.48%), AL (7.17%)


-------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                         [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


        Geographic Distribution of Manufactured Homes as of Origination

                                          Aggregate Scheduled        % of Contracts By
                    Number of Contracts    Principal Balance    Scheduled Principal Balance
State               As of Cut-off Date    As of Cut-off Date         As of Cut-off Date
-------------------------------------------------------------------------------------------
Alabama                           1,168       $ 45,289,126.54                          7.17 %
Arizona                             479         20,362,477.56                          3.22
Arkansas                            547         20,043,748.58                          3.17
California                          266          8,425,583.47                          1.33
Colorado                            257          9,802,643.97                          1.55
Delaware                             56          2,650,645.24                          0.42
Florida                             597         26,280,744.97                          4.16
Georgia                           1,272         55,671,781.53                          8.81
Idaho                                71          2,216,408.48                          0.35
Illinois                            304         10,875,599.90                          1.72
Indiana                             408         16,324,006.85                          2.58
Iowa                                121          3,699,446.57                          0.59
Kansas                               75          3,076,365.86                          0.49
Kentucky                            795         26,870,126.92                          4.25
Louisiana                           488         16,650,536.62                          2.64
Maine                               136          7,360,657.53                          1.17
Maryland                             63          2,009,913.46                          0.32
Massachusetts                         2             55,271.71                          0.01
Michigan                            395         14,323,849.62                          2.27
Minnesota                            85          2,370,681.09                          0.38
Mississippi                         685         24,308,611.25                          3.85
Missouri                            585         18,765,823.42                          2.97
Montana                              59          2,496,709.13                          0.40
Nebraska                             99          4,096,673.91                          0.65
Nevada                              131          7,353,255.89                          1.16
New Hampshire                        49          2,480,272.82                          0.39
New Jersey                            6            239,952.98                          0.04
New Mexico                          229          8,165,357.78                          1.29
New York                            307         15,076,796.88                          2.39
North Carolina                    1,246         47,258,522.75                          7.48
North Dakota                         30            836,104.84                          0.13
Ohio                                368         13,224,575.95                          2.09
Oklahoma                            390         13,944,840.33                          2.21
Oregon                              150          5,312,100.12                          0.84
Pennsylvania                        421         14,115,550.20                          2.23
South Carolina                      593         21,921,274.67                          3.47
South Dakota                         50          1,997,290.45                          0.32
Tennessee                           753         28,002,264.72                          4.43
Texas                             1,607         59,397,209.48                          9.40
Utah                                 56          2,725,837.12                          0.43
Vermont                              64          3,394,264.09                          0.54
Virginia                            399         14,816,351.71                          2.35
Washington                          157          5,289,374.18                          0.84
West Virginia                       386         13,379,628.90                          2.12
Wisconsin                           165          4,448,558.20                          0.70
Wyoming                              97          4,252,397.27                          0.67
                                 ------       ---------------                       -------
Total                            16,667       $631,659,215.51                        100.00 %

------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                         [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                 TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


              Distribution of Principal Balances of Contracts (1)

                                           Aggregate Scheduled        % of Contracts By
Original Principal   Number of Contracts    Principal Balance    Scheduled Principal Balance
Balance              As of Cut-off Date    As of Cut-off Date         As of Cut-off Date
------------------------------------------------------------------------------------------------------
$0-5,000                          22         $     93,640.56                       0.01 %
5,001-7,500                       125              794,793.25                      0.13
7,501-10,000                      311            2,685,122.70                      0.43
10,001-12,500                     492            5,541,920.15                      0.88
12,501-15,000                     561            7,677,848.62                      1.22
15,001-17,500                     634           10,205,274.23                      1.62
17,501-20,000                     722           13,425,747.94                      2.13
20,001-22,500                     723           15,332,566.76                      2.43
22,501-25,000                     874           20,705,699.00                      3.28
25,001-27,500                   1,002           26,183,286.80                      4.15
27,501-30,000                   1,079           30,964,156.19                      4.90
30,001-32,500                   1,038           32,356,509.86                      5.12
32,501-35,000                   1,099           37,053,241.52                      5.87
35,001-40,000                   1,795           66,893,328.15                     10.59
40,001-45,000                   1,267           53,722,086.03                      8.50
45,001-50,000                   1,049           49,729,361.28                      7.87
50,001-55,000                     954           49,852,452.03                      7.89
55,001-60,000                     709           40,621,783.50                      6.43
60,001-65,000                     587           36,564,294.56                      5.79
65,001-70,000                     391           26,248,053.67                      4.16
70,001-75,000                     287           20,784,399.63                      3.29
75,001-80,000                     272           21,028,001.59                      3.33
80,001-85,000                     188           15,446,296.18                      2.45
over $85,000                      486           47,749,351.31                      7.56
                             ---------       ----------------                 ----------
   Total                       16,667     $    631,659,215.51                    100.00 %
------------

(1) The greatest Contract Scheduled Principal Balance is $177,478.54, which represents 0.03% of the aggregate Scheduled Principal Balance of the Contracts as of the Cut-off Date.

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                           [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


                 Distribution of Original Loan-to-Value Ratios

                                                   Aggregate Scheduled           % of Contracts By
Original                     Number of Contracts    Principal Balance        Scheduled Principal Balance
Loan-to-Value Ratio          As of Cut-off Date    As of Cut-off Date            As of Cut-off Date
--------------------------------------------------------------------------------------------------------
0.01-50.49%                              175       $  3,293,712.39                          0.52 %
50.50-60.49                              161          4,186,791.08                          0.66
60.50-70.49                              321         10,186,502.90                          1.61
70.50-80.49                            1,472         50,135,042.16                          7.94
80.50-85.49                            1,591         65,952,901.73                         10.44
85.50-90.49                            6,806        249,453,883.02                         39.49
90.50-95.49                            6,141        248,450,382.23                         39.33
                                      ------       ---------------                        ------
Total                                 16,667       $631,659,215.51                        100.00 %



-------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                         [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


                     Contract Rates as of the Cut-off Date

                                               Aggregate Scheduled        % of Contracts By
Contract Rate As of      Number of Contracts    Principal Balance    Scheduled Principal Balance
Cut-off Date             As of Cut-off Date    As of Cut-off Date         As of Cut-off Date
--------------------------------------------------------------------------------------------------
4.750-4.999 %                              1       $     23,105.14                          0.00 %
5.000-5.249                                3            141,784.85                          0.02
5.250-5.499                               30          1,705,225.48                          0.27
5.500-5.749                                8            417,089.65                          0.07
5.750-5.999                               96          5,136,825.95                          0.81
6.000-6.249                               16            768,866.93                          0.12
6.250-6.499                               17          1,235,111.21                          0.20
6.500-6.749                               99          5,995,849.86                          0.95
6.750-6.999                              423         31,791,671.37                          5.03
7.000-7.249                              534         40,191,016.25                          6.36
7.250-7.499                              222         13,553,448.52                          2.15
7.500-7.749                              189          9,589,720.95                          1.52
7.750-7.999                              602         31,640,290.30                          5.01
8.000-8.249                              873         47,677,724.27                          7.55
8.250-8.499                              820         42,284,594.45                          6.69
8.500-8.749                              432         15,955,826.34                          2.53
8.750-8.999                              562         23,316,376.06                          3.69
9.000-9.249                            1,047         43,258,568.98                          6.85
9.250-9.499                              391         16,632,077.19                          2.63
9.500-9.749                              355         14,811,756.97                          2.34
9.750-9.999                              500         20,522,550.97                          3.25
10.000-10.249                            697         28,579,538.04                          4.52
10.250-10.499                            843         32,258,368.71                          5.11
10.500-10.749                            704         21,437,903.29                          3.39
10.750-10.999                            752         22,654,285.65                          3.59
11.000-11.249                          1,195         36,757,450.03                          5.82
11.250-11.499                            491         16,630,316.86                          2.63
11.500-11.749                            515         17,098,858.25                          2.71
11.750-11.999                            493         12,193,208.84                          1.93
12.000-12.249                            847         18,972,485.50                          3.00
12.250-12.499                            880         19,793,457.61                          3.13
12.500-12.749                            705         13,967,470.59                          2.21
12.750-12.999                            214          5,002,770.79                          0.79
13.000-13.249                            166          2,872,916.00                          0.45
13.250-13.499                            276          5,139,705.53                          0.81
13.500-13.749                            300          4,916,988.93                          0.78
13.750-13.999                            282          5,171,306.11                          0.82
14.000-14.249                             33            570,241.53                          0.09
14.250-14.499                             18            344,010.24                          0.05
14.500-14.749                             16            310,689.13                          0.05
14.750-14.999                             20            337,762.19                          0.05
                                      ------       ---------------                        ------
           Total                      16,667       $631,659,215.51                        100.00 %



-------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


                          Remaining Months to Maturity

                                              Aggregate Scheduled        % of Contracts By
Months Remaining        Number of Contracts    Principal Balance    Scheduled Principal Balance
As of Cut-off Date      As of Cut-off Date    As of Cut-off Date         As of Cut-off Date
------------------------------------------------------------------------------------------------
1-30                                     13             67,270.86                          0.01%
31-60                                   187          1,684,960.06                          0.27%
61-90                                   292          3,809,959.25                          0.60%
91-120                                  810         12,654,160.34                          2.00%
121-150                                 257          3,771,016.50                          0.60%
151-180                               2,333         47,506,314.24                          7.52%
181-210                                  11            454,783.21                          0.07%
211-240                               3,518        107,867,336.45                         17.08%
241-270                                   9            410,900.39                          0.07%
271-300                               1,834         72,149,316.52                         11.42%
301-360                               7,403        381,283,197.69                         60.36%
                                     ------       ---------------                        ------
           Total                     16,667       $631,659,215.51                        100.00%



--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.